SYMMETRICOM, INC.
	EMPLOYEE STOCK PURCHASE PLAN
(As Amended Through December 1, 1996)

The following constitute the provisions of the Employee Stock
Purchase Plan of SymmetriCom, Inc.

1.	Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	Definitions.

(a)	"Applicable Laws" shall mean the requirements relating
to the administration of stock option plans under the corporate, securities, tax and other applicable laws of any country or jurisdiction to which the Plan is extended, as well as the rules of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(b)	"Board" shall mean the Board of Directors of the
company.

(c)	"Code" shall mean the Internal Revenue Code of 1986, as
amended.

(d)	"Common Stock" shall mean the Common Stock of the
Company.

(e)	"Company" shall mean SymmetriCom, Inc. and any
Designated Subsidiary of the Company.

(f)	"Compensation" shall mean all base straight time gross
earnings and sales commissions, including all payments for overtime, shift premium, incentive compensation, incentive payments, profit sharing, bonuses and other compensation, except for holiday bonuses and annual excess sick payouts.

(g)	"Designated Subsidiaries" shall mean the Subsidiaries
which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(h)	"Employee" shall mean any individual who is an Employee
of the Company for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(i)	 "Enrollment Date" shall mean the first day of each
Offering Period.

(j)	"Exercise Date" shall mean the last day of each
Offering Period.

(k)	"Fair Market Value" shall mean, as of any date, the
value of Common Stock determined as follows:

(1)	If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(2)	If the Common Stock is quoted on the NASDAQ
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(3)	In the absence of an established market for the
Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l)	"Offering Period" shall mean a period of approximately
six (6) months, commencing on the first Trading Day on or after February 1 and terminating on the last Trading Day in the period ending the following July 31, or commencing on the first Trading Day on or after
August 1 and terminating on the last Trading Day in the period ending the following January 31, during which an option granted pursuant to the Plan may be exercised, provided that the first Offering Period under this Plan shall be the period of approximately four (4) months, commencing with the first Trading Day on or after October 17, 1994 and terminating on the last Trading Day in the period ending the following January 31, 1995. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(m)	"Plan" shall mean this Employee Stock Purchase Plan.

(n)	"Purchase Price" shall mean an amount equal to 85% of
the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(o)	"Reserves" shall mean the number of shares of Common
Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(p)	"Subsidiary" shall mean a corporation, domestic or
foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(q)	"Trading Day" shall mean a day on which national stock
exchanges and the NASDAQ System are open for trading.

3.	Eligibility.

(a)	Any Employee (as defined in Section 2(g)), who shall be
employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b)	Any provisions of the Plan to the contrary notwith-
standing, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to
Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.	Offering Periods.  The Plan shall be implemented by
consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or, in the case of the first Offering Period under the Plan, on the first Trading Day on or after October 17, 1994, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.	Participation.

(a)	An eligible Employee may become a participant in the
Plan by completing a Participation Agreement authorizing payroll deductions in the form of Exhibit A, Exhibit A-1 or Exhibit A-2 to this Plan, as applicable, and filing it with the Company's payroll office prior to the applicable Enrollment Date.

(b)	Payroll deductions for a participant shall commence on
the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.	Payroll Deductions.

(a)	At the time a participant files his or her
Participation Agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b)	All payroll deductions made for a participant shall be
credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)	A participant may discontinue his or her participation
in the Plan as provided in Section 10 hereof, or may decrease the rate of his or her payroll deductions one time during the Offering Period by completing or filing with the Company a new Participation Agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of or eliminate participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Participation Agreement unless the Company elects to process a given change in participation more quickly. A participant's Participation Agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)	Notwithstanding the foregoing, to the extent necessary
or advisable to comply with the limitations on contributions and Share purchases under this Plan, including but not limited to the limitations imposed pursuant to Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be reduced by the Company.
 For purposes of complying with Section 423(b)(8) of the Code and Section
3(b) hereof, payroll deductions shall be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the
Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's Participation Agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)	At the time the option is exercised, in whole or in
part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.	Grant of Option.  On the Enrollment Date of each Offering
Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8.	Exercise of Option.  Unless a participant withdraws from the
Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase
Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9.	Delivery.  As promptly as practicable after each Exercise
Date on which a purchase of shares occurs, the Company shall arrange for delivery to each participant of his or her shares. In the Company's absolute discretion, delivery shall be by one of the following methods:
(i) the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option,
(ii) by crediting the shares purchased to an account in the participant's name with a brokerage firm selected by the Board to hold the shares in street name, or (iii) by arranging for such other method of delivery as the Board shall determine and as permitted by Applicable Laws.

10.	Withdrawal; Termination of Employment.

(a)	A participant may withdraw all but not less than all
the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time up to four days before the Exercise Date by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new Participation Agreement.

(b)	Upon a participant's ceasing to be an Employee (as
defined in Section 2(g) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

(c)	A participant's withdrawal from an Offering Period will
not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.	Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

12.	Stock.

(a)	The maximum number of shares of the Company's Common
Stock which shall be made available for sale under the Plan shall
450,000
shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)	The participant will have no interest or voting right
in shares covered by his option until such option has been exercised.

(c)	Shares to be delivered to a participant under the Plan
will be registered in the name of the participant or in the name of the participant and his or her spouse.

13.	Administration.

(a)	Administrative Body.  The Plan shall be administered by
the Board or a committee of members of the Board appointed by the Board.
 The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to prescribe, amend and rescind rules and regulations necessary to conform the Plan to Applicable Laws. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

(b)	Rule 16b-3 Limitations.  Notwithstanding the provisions
of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

14.	Designation of Beneficiary.

(a)	Subject to Applicable Laws, a participant may file a
written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)	Such designation of beneficiary may be changed by the
participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the
Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	Transferability.  Neither payroll deductions credited to a
participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.	Use of Funds.  All payroll deductions received or held by the
Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17.	Reports.  Individual accounts will be maintained for each
participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.	Adjustments Upon Changes in Capitalization.

(a)	Changes in Capitalization.  Subject to any required
action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)	Dissolution or Liquidation.  In the event of the
proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)	Merger or Asset Sale.  In the event of a proposed sale
of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Offering Period during which such event occurs shall be cancelled and participants shall receive a refund of all amounts contributed to the Plan during such Offering Period, unless the Board determines, in the exercise of its sole discretion and in lieu of cancelling such Offering Period, to shorten the
Offering Period then in progress by setting a new Exercise Date (the
"New
Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of cancelling the Offering Period, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.	Amendment or Termination.

(a)	The Board of Directors of the Company may at any time
and for any reason terminate or amend the Plan.  Except as provided in
Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.
(b)	Without shareholder consent and without regard to
whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20.	Notices.  All notices or other communications by a
participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the
Company at the location, or by the person, designated by the Company for the receipt thereof.

21.	Conditions Upon Issuance of Shares.  Shares shall not be
issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.	Term of Plan.  The Plan shall become effective upon the
earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

	Exhibit A


	SYMMETRICOM, INC.

	EMPLOYEE STOCK PURCHASE PLAN

	PARTICIPATION AGREEMENT


Enrollment Date: __________
Check One:	_____ Original Application      _____ Change of
Beneficiary(ies)
_____ Change in Payroll Deduction Rate (Limited to one reduction per offering period)

1.	________________________hereby elects to participate in the
SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed
10%) during the Offering Period in accordance with the Employee
Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase
Price determined in accordance with the Employee Stock Purchase
Plan.  I understand that if I do not withdraw from an Offering
Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete "Employee Stock Purchase
Plan."  I understand that my participation in the Employee Stock
Purchase Plan is in all respects subject to the terms of the Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
Only):


6.	I understand that if I dispose of any shares received by me
pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock
Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee
Stock Purchase Plan.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Under no circumstances shall the terms of employment of any participant be modified or in any way affected by participation in this Plan. The maintenance of the Plan shall not constitute a contract of employment. Participating in the Plan will not give any participant a right to be retained in the employ of the company.
By choosing to participate in the Plan, I understand and agree that shares purchased for me under the Employee Stock Purchase Plan will be issued and held, for my account, by Piper Jaffray, Inc., and that the Company assumes no responsibility in connection with such shares or such account or in connection with any subsequent disposition of such shares.
 I understand that Piper Jaffray will charge a commission of 6 1/4 cents per share sold. I understand that I must comply with Symmetricom's Policy Statement Regarding Transactions in Company Securities and the related statements specifying open and closed trading periods.

Dated:______________
Signature of Employee:___________________
Return completed form and direct any questions to Jane Williamson, Stock Administrator, at Extension 7804, or fax to Extension 7896.

White - Payroll       Blue - Stock Administration       Green - Human
Resources       Yellow - Employee





	Exhibit A-1


	SYMMETRICOM, INC.

	EMPLOYEE STOCK PURCHASE PLAN

	PARTICIPATION AGREEMENT - U.K. PARTICIPANTS

Enrollment Date: __________
Check One:	_____ Original Application      _____ Change of
Beneficiary(ies)
_____ Change in Payroll Deduction Rate (Limited to one reduction per offering period)

1.	_________________________ hereby elects to participate in the
SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed
10%) during the Offering Period in accordance with the Employee
Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the Employee Stock Purchase Plan and to purchase shares of Common
Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete "Employee Stock Purchase
Plan."  I understand that my participation in the Employee Stock
Purchase Plan is in all respects subject to the terms of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
Only):

6.	I understand and acknowledge that notwithstanding any other
provision of this Participation Agreement or the Employee Stock
Purchase Plan:


(a)	neither the Employee Stock Purchase Plan nor this
Participation Agreement shall form any part of any contract of employment between myself and the Company or any Designated Subsidiary, and it shall not confer on me any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any Designated Subsidiary;

(b)	no benefits under the Employee Stock Purchase Plan shall form any part of my wages, pay or remuneration or count as wages, pay or remuneration for pension fund or any other purpose;

(c)	in no circumstances shall I, upon ceasing to be employed by
the Company or any Designated Subsidiary, be entitled to any compensation for any loss of any right or benefit, or prospective right or benefit under the Employee Stock
Purchase Plan which I might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal, breach of contract, compensation for loss of office or otherwise;

(d)	that the Company expressly retains the right to terminate the
Plan at any time and that I will have no right to continued participation or option grants under the Employee Stock
Purchase Plan in such event.

7.	I understand that I may be subject to taxation upon grant or exercise of any option granted under the Plan, as well as the subsequent disposition of any shares purchased under the Plan.

8.	I hereby agree to be bound by the terms of the Employee Stock
Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee
Stock Purchase Plan.


I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

By choosing to participate in the Plan, I understand and agree that shares purchased for me under the Employee Stock Purchase Plan will be issued and held, for my account, by Piper Jaffray, Inc., and that the Company assumes no responsibility in connection with such shares or such account or in connection with any subsequent disposition of such shares.
 I understand that Piper Jaffray will charge a commission of 6 1/4 cents per share sold, plus a $25.00 wire fee for each transaction, plus conversion costs. I understand that I must comply with Symmetricom's Policy Statement Regarding Transactions in Company Securities and the related statements specifying open and closed trading periods.

Dated:
Signature of Employee

Dated:
Spouse's Signature


White - Payroll       Blue - Stock Administration       Green - Human
Resources       Yellow - Employe

	Exhibit A-2


	SYMMETRICOM, INC.

	EMPLOYEE STOCK PURCHASE PLAN

	PARTICIPATION AGREEMENT--PUERTO RICAN PARTICIPANTS

Enrollment Date: __________
Check One:	_____ Original Application      _____ Change of
Beneficiary(ies)
_____ Change in Payroll Deduction Rate (Limited to one reduction per offering period)


1.	______________________________ hereby elects to participate in the
SymmetriCom, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's
Common Stock in accordance with this Participation Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed
10%) during the Offering Period in accordance with the Employee
Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase
Price determined in accordance with the Employee Stock Purchase
Plan.  I understand that if I do not withdraw from an Offering
Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete "Employee Stock Purchase
Plan."  I understand that my participation in the Employee Stock
Purchase Plan is in all respects subject to the terms of the Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
Only):

6.	I understand that at the time shares are purchased for me pursuant to the Plan, I will be treated for Puerto Rican tax purposes as having received ordinary income equal to the excess of the fair market value of the shares over the price I pay for the shares.
The Company may withhold from my compensation an amount necessary to meet any applicable withholding obligations under Puerto Rican law.


I also understand that if I sell the shares within 6 months of the date of purchase , any gain will be taxed as short-term capital gain. (Currently, short-term capital gain is taxed at the same rates as ordinary income.) If I sell my shares after six months from the date of purchase, any gain will be taxed as long-term capital gain. Currently, the long-term capital gain rate is 20%.

7.	I hereby agree to be bound by the terms of the Employee Stock
Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the Employee
Stock Purchase Plan.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Under no circumstances shall the terms of employment of any participant be modified or in any way affected by participation in this Plan. The maintenance of the Plan shall not constitute a contract of employment. Participating in the Plan will not give any participant a right to be retained in the employ of the company.
By choosing to participate in the Plan, I understand and agree that shares purchased for me under the Employee Stock Purchase Plan will be issued and held, for my account, by Piper Jaffray, Inc., and that the Company assumes no responsibility in connection with such shares or such account or in connection with any subsequent disposition of such shares.
 I understand that Piper Jaffray will charge a commission of 6 1/4 cents per share sold. I understand that I must comply with Symmetricom's Policy Statement Regarding Transactions in Company Securities and the related statements specifying open and closed trading periods.

Dated:______________
Signature of Employee:___________________
Return completed form and direct any questions to Jane Williamson, Stock Administrator, at Extension 7804, or fax to Extension 7896.

White - Payroll       Blue - Stock Administration       Green - Human
Resources       Yellow - Employee


	Exhibit B


	SYMMETRICOM, INC.

	EMPLOYEE STOCK PURCHASE PLAN

	NOTICE OF WITHDRAWAL


The undersigned participant in the Offering Period of the SymmetriCom, Inc. Employee Stock Purchase Plan which began on _______________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Participation Agreement.


Name and Address of Participant:









Signature:





Date:




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